SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

LAKELAND BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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[Lakeland Logo]

LAKELAND  BANCORP, INC.
250 OAK RIDGE ROAD
OAK RIDGE,  NEW JERSEY  07438

NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

To Be Held April 29, 2003

          Notice is hereby given that the Annual Meeting of Stockholders of Lakeland Bancorp, Inc. will be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, April 29, 2003 at 5:00 p.m. for the following purposes:

          1.     To elect four directors as set forth in the annexed Proxy Statement.

          2.     To transact such other business as may properly come before the meeting.

          In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on March 19, 2003, has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

          Enclosed are the Proxy Statement and a form of Proxy.  You will also be receiving an Annual Report.  You are cordially invited to attend this meeting.  It is important that your shares be represented, regardless of the number you own.  Whether or not you plan to attend the meeting, please return the Proxy, duly signed, as promptly as possible, in the envelope provided to you.

By Order of the Board of Directors

BRUCE G. BOHUNY
SECRETARY

Oak Ridge, New Jersey
March 24, 2003

LAKELAND  BANCORP,  INC.

PROXY  STATEMENT

Annual Meeting of Stockholders:  April 29, 2003
Approximate Mailing Date:  March 24, 2003

SOLICITATION  OF  PROXY

          THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called “Lakeland” or the “Company”) for use in connection with the Annual Meeting of Stockholders to be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Tuesday, April 29, 2003 at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

          Only stockholders of record at the close of business on March 19, 2003, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed Proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of Proxy. If the Proxy is signed but no specification is given, the shares will be voted in favor of the Board’s nominees for election to the Board.  The Proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the meeting.

          In order to reduce the number of annual reports being sent to one address, only one annual report is being delivered to multiple security holders sharing an address unless Lakeland has received contrary instructions from one or more of the security holders.  This is called “householding”.  Lakeland will deliver a separate copy of the annual report to any security holder who requests a copy in writing or by telephone.  If you wish to receive a separate copy of the 2002 annual report, or if you wish to receive a separate copy of future annual reports, please contact Mr. Harry Cooper at Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey  07438 (toll-free telephone 866-284-1291).  If you are currently receiving multiple copies of the annual report at the same address, and wish to have one annual report sent to multiple security holders sharing that address in the future, please contact Mr. Harry Cooper at the above address and telephone number.

          The entire cost of this solicitation will be borne by Lakeland.  Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, telegraph, facsimile or e-mail.

          All share information, including stock option information, contained in this proxy statement has been adjusted to reflect Lakeland’s 5% stock dividends paid in November 2000, November 2001 and November 2002.

REVOCATION  OF  PROXY

          THE ENCLOSED PROXY MAY BE REVOKED IN PERSON OR IN WRITING BY NOTIFICATION TO THE SECRETARY, BRUCE G. BOHUNY, LAKELAND BANCORP, INC., 250 OAK RIDGE ROAD, OAK RIDGE, NEW JERSEY  07438, AT ANY TIME PRIOR TO ITS EXERCISE OR BY SUBMITTING A DULY SIGNED, LATER-DATED PROXY.

CAPITAL  STOCK  OUTSTANDING

          At the close of business on March 19, 2003, there were 14,207,202 shares of Lakeland’s common stock, no par value (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting.  Each share will be entitled to one vote on all matters properly coming before the meeting.  Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively).  A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting.  For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

          To Lakeland’s knowledge, no person beneficially owned more than 5% of the outstanding voting securities of Lakeland as of December 31, 2002.

ELECTION  OF  DIRECTORS

          Unless a shareholder either indicates “withhold authority” on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the four persons named in Table I below to serve until the expiration of their respective terms and thereafter until their successors shall have been duly elected and shall have qualified.  If elected, the nominees will serve for three year terms.  Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

          Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland’s Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of February 1, 2003.  Table II sets forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of February 1, 2003.  Shares covered by stock options are included in the tables below only to the extent that such options may be exercised by April 1, 2003.

          All of the persons named in both tables have been directors of Lakeland and Lakeland Bank for at least five years, except as follows:  (a) Paul P. Lubertazzi and Joseph P. O’Dowd were appointed to the Boards of Lakeland and Lakeland Bank on February 25, 1998, following the acquisition of Metropolitan State Bank (which was merged into Lakeland Bank in January 2000), (b) Charles L. Tice and George H. Guptill, Jr. were appointed to the Board of Lakeland on July 15, 1999, in connection with the acquisition of High Point Financial Corp., (c) Roger Bosma was appointed to the Boards of Lakeland and Lakeland Bank on June 1, 1999, upon becoming Lakeland’s Chief Executive Officer, and (d) Stephen R. Tilton, Sr. was appointed to the Board of Lakeland on October 1, 2001.  Mark J. Fredericks is John W. Fredericks’ son.

TABLE I
NOMINEES FOR ELECTION AS DIRECTORS

				SHARES BENEFICIALLY OWNED AS OF FEBRUARY 1, 2003

NAME AND AGE	DIRECTOR SINCE	EXPIRATION OF TERM IF ELECTED	BUSINESS EXPERIENCE	NUMBER OF SHARES		PERCENT OF CLASS

Arthur L. Zande Age 68	1989	2006	Retired (1/1/02 to present); Vice President and Treasurer), Lakeland Bancorp, Inc. (6/1/99 to 12/31/01); President and CEO, Lakeland Bank (6/1/99 to 12/31/01); Executive Vice President and CEO, Lakeland Bancorp, Inc. (5/19/89 to 5/31/99); Executive Vice President and CEO, Lakeland Bank (10/1/72 to 5/31/99)	41,176	(a)	.3%
Bruce G. Bohuny Age 70	1989	2006	Senior Vice President - Real Estate, Lakeland Bancorp, Inc. (6/1/99 to present); Secretary, Lakeland Bancorp, Inc. (5/19/89 to present); Secretary, Lakeland Bank (5/19/69 to present); President, Chelsea Group LLC (4/01 to present) (real estate investment company); President, Brooks Ltd.-Bergen (3/01 to present) (real estate investment company); President, Brooks Limited (prior years to 3/01) (a real estate development corporation), Wyckoff, NJ	171,747	(b)	1.2%
Mary Ann Deacon Age 51	1995	2006	Secretary/Treasurer of Deacon Homes, Inc. and Deacon Development Corp. (real estate development), Sparta, NJ	124,050	(c)	.9%
Joseph P. O’Dowd Age 56	1998	2006	President and Owner of O’Dowd Advertising of Montville, NJ (4/14/82 to present); partner of O’Dowd Associates (real estate holding company) (7/1/86 to present) and O’Dowd Realty (7/1/86 to present)	39,476	(d)	.3%

TABLE II
CONTINUING DIRECTORS

					SHARES BENEFICIALLY OWNED AS OF FEBRUARY 1, 2003

NAME AND AGE	DIRECTOR SINCE	EXPIRATION OF TERM		BUSINESS EXPERIENCE	NUMBER OF SHARES	PERCENT OF CLASS

Roger Bosma Age 60	June, 1999	2005		President and CEO, Lakeland Bancorp, Inc. (6/1/99 to present); President and CEO, Lakeland Bank (1/1/02 to present); Executive Vice President, Hudson United Bancorp (5/97 to 6/99); President and CEO of Independence Bank of New Jersey (prior years to 5/97)	57,200	(e)	.4%
Mark J. Fredericks Age 42	1994	2005		President of Keil Oil Company, Riverdale, NJ; President of Fredericks Fuel & Heating Service, Oak Ridge, NJ (1/1/02 to present)	288,569	(f)	2.0%
George H. Guptill, Jr. Age 64	1999	2005		President, Franklin Mutual Insurance Co., Branchville, NJ (1/1/90 to present); President, FMI, Inc., FMI Insurance Co., Fidelity Mohawk Insurance Co., Branchville, NJ (1/94 to present)	512,481	(g)	3.6%
Robert B. Nicholson Age 74	1989	2003	*	Vice Chairman, Lakeland Bancorp, Inc. (6/1/99 to present); Vice Chairman, Lakeland Bank (6/1/99 to present); Chairman, Lakeland Bancorp, Inc. (5/19/89 to 5/31/99); Chairman, Lakeland Bank (5/19/69 to 5/31/99); Chairman, Eastern Propane Corp., Oak Ridge, NJ (9/21/88 to present)	358,773	(h)	2.5%
Stephen R. Tilton, Sr. Age 57	2001	2004		Chairman and Chief Executive Officer, Tilton Securities LLC (investment trader) (10/98 to present); Chairman and Chief Executive Officer, Chaumont Holdings, Inc. (real estate holding company) (9/92 to present); Chairman and Chief Executive Officer, Fletcher Holdings, LLC (commercial real estate company) (10/98 to present); President, Garban PLC (wholesale investment broker) and President, Garvin Guy Butler Ltd. (domestic money broker) (prior years to 10/98)	464,909	(i)	3.3%
John W. Fredericks Age 66	1989	2004		Chairman, Lakeland Bancorp, Inc. (6/1/99 to present); Chairman, Lakeland Bank (6/1/99 to present); President, Lakeland Bancorp, Inc. (5/19/89 to 5/31/99); President, Lakeland Bank (5/19/69 to 5/31/99); Chairman and Owner (1/1/02 to present) and President and Owner (prior years to 1/1/02), Fredericks Fuel and Heating Service, Oak Ridge, NJ	526,275	(j)	3.7%
Paul P. Lubertazzi Age 68	1998	2004		Retired; President and CEO, Metropolitan State Bank (6/88 to 1/31/00); Chairman, Metropolitan State Bank (4/96 to 1/31/00)	73,190	(k)	.5%
Charles L. Tice Age 69	1999	2004		Chairman, High Point Financial Corp. (5/21/96 to 7/14/99); Retired since 1993	56,177	(l)	.4%

*It is anticipated that Mr. Nicholson will retire as a director in May 2003 upon reaching the age of 75, in accordance with Lakeland’s bylaws.

Included in the amounts beneficially owned listed in the tables, the directors of Lakeland held the following interests:

(a)	Includes 2,548 shares held by Mr. Zande’s wife and 10,500 shares issuable upon the exercise of stock options.
(b)

Includes 19,551 shares held by Mr. Bohuny’s wife; 1,360 shares held by Brooks Ltd.-Bergen of which Mr. Bohuny is President; 1,751 shares held by Mr. Bohuny as custodian for his grandchildren and 23,152 shares issuable upon the exercise of stock options.

(c)

Includes 57,734 shares held in the name of the Mary Ann Deacon Limited Partnership, 416 shares held in the name of Mary Ann Deacon’s husband; 47,508 shares held in the name of the Philip Deacon Limited Partnership and 17,364 shares issuable upon the exercise of stock options.

(d)	Includes 16,006 shares owned jointly by Joseph O’Dowd and his wife; 105 shares held as custodian for his grandchild; and 23,047 shares issuable upon the exercise of stock options.
(e)	Includes 5,150 shares held jointly by Roger Bosma and his wife and 38,414 shares issuable upon the exercise of stock options.
(f)

Includes 27,880 shares owned by Mr. Fredericks’ wife; 90,164 shares held by Mark J. Fredericks as custodian for his children; 21,673 shares held by Keil Oil Employee Profit Sharing Plan; 44,744 shares held by Mark J. Fredericks as Trustee for Fredericks Fuel and Heating Service Profit Sharing

Plan; 11,000 shares held by Fredericks Fuel and Heating Service of which Mark Fredericks is President; and 23,152 shares issuable upon the exercise of stock options.
(g)

Includes 450,735 shares held in the name of the Franklin Mutual Insurance Co., of which Mr. Guptill is President and 17,364 shares issuable upon the exercise of stock options.  Mr. Guptill does not have the power to vote or dispose of the shares held by the Franklin Mutual Insurance Co.

(h)	Includes 108,635 shares owned by Mr. Nicholson’s wife; 2,414 shares held by Mr. Nicholson as custodian for his grandchildren and 17,364 shares issuable upon the exercise of stock options.
(i)

Includes 5,250 shares held by his wife; 1,249 shares held as custodian for his son; 2,500 shares held by Chaumont Holdings, Inc. of which Mr. Tilton is Chairman and Chief Executive Officer; 11,718 shares held by the Tilton Securities LLC Profit Sharing Plan of which Mr. Tilton is Chairman and Chief Executive Officer; and 11,025 shares issuable upon the exercise of stock options.

(j)

Includes 140,944 shares owned by Mr. Fredericks’ wife; 116,618 shares held in the name of Edward J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust; 11,000 shares held by Fredericks Fuel and Heating Service of which John Fredericks is Chairman; and 23,152 shares issuable upon the exercise of stock options.

(k)	Includes 45,523 shares owned jointly by Paul Lubertazzi and his wife; 1,152 shares held jointly by Paul Lubertazzi and his children and 23,152 shares issuable upon the exercise of stock options.
(l)	Includes 13,457 shares held by Charles Tice and Mark Cummins, co-trustees U/W of Gale A. Tice and 20,396 shares issuable upon the exercise of stock options.

Security Ownership of Management

          The following table sets forth information regarding the beneficial ownership of Lakeland’s Common Stock as of February 1, 2003 by (i) the five Named Officers (as defined below under “Executive Compensation”) who are not directors of Lakeland and (ii) all current executive officers and directors of Lakeland as a group.  Unless otherwise indicated, each of the named stockholders possesses sole voting and investment power with respect to the shares beneficially owned.  For information concerning the beneficial ownership of Lakeland’s Common Stock by directors and nominees for director, see the tables above under “Election of Directors”.  Shares covered by stock options are included in the table below only to the extent that such options may be exercised by April 1, 2003.

	Shares Beneficially Owned as of February 1, 2003

Stockholder	Number		Percent

Joseph F. Hurley	9,313	(A)	.1%
Louis E. Luddecke	24,776	(B)	.2%
Robert A. Vandenbergh	59,872	(C)	.4%
Jeffrey J. Buonforte	19,740	(D)	.1%
Steven Schachtel	5,227	(E)	*
All current executive officers and directors as a group (17 persons)	2,821,951	(F)	19.4%

*Less than .1%.

(A)	Includes 6,828 shares issuable upon the exercise of stock options.
(B)	Includes 5 shares held by Mr. Luddecke’s wife and 6,828 shares issuable upon the exercise of stock options.
(C)

Includes 4,373 shares held jointly by Robert Vandenbergh and his wife, 10,276 shares which have been allocated to Mr. Vandenbergh in the ESOP and 31,571 shares issuable upon the exercise of stock options.

(D)	Includes 2,000 shares held jointly by Jeffrey Buonforte and his wife and 12,478 shares issuable upon the exercise of stock options.

(E)	Includes 1,158 shares held jointly by Mr. Schachtel and his wife and 4,069 shares issuable upon the exercise of stock options.
(F)	Includes an aggregate of 309,856 shares issuable upon the exercise of stock options and 10,276 shares which have been allocated under the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require Lakeland’s directors, executive officers and 10% shareholders to file with the SEC certain reports regarding such persons’ ownership of Lakeland’s securities.  Lakeland is required to disclose any failures to file such reports on a timely basis.  Based solely upon a review of the copies of the forms or information furnished to Lakeland, Lakeland believes that during 2002, all filing requirements applicable to its directors and officers were satisfied on a timely basis, except that (a) each of Messrs. Bosma, Vandenbergh, Hurley, Luddecke, Buonforte and Schachtel (all executive officers of Lakeland) failed to file on a timely basis reports disclosing the grant of stock options to each of them in December 2002, (b) Mr. Buonforte (an executive officer of Lakeland) failed to file on a timely basis a report disclosing the sale of shares in July 2002, (c) Mr. Bohuny (a director of Lakeland) failed to file on a timely basis a report disclosing the sale of shares in July 2002, (d) Mr. Tilton (a director of Lakeland) failed to file on a timely basis a report disclosing the purchase of shares in May 2002, (e) Mr. Mark Fredericks (a director of Lakeland) failed to file on a timely basis a report disclosing the purchase of shares in January 2002 and (f) Mr. Guptill (a director of Lakeland) failed to file on a timely basis a report disclosing the purchase of shares in October 2002.  These failures to file on a timely basis were inadvertent, and the filings were made promptly after the failures were noted.

Executive Compensation

          The following table sets forth, for the years ended December 31, 2002, 2001 and 2000, the cash compensation paid by Lakeland and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to Lakeland’s Chief Executive Officer and the other five most highly compensated executive officers of Lakeland during 2002 (the “Named Officers”), for services rendered in all capacities as an executive officer during such period.

SUMMARY  COMPENSATION  TABLE

	Annual Compensation (A)			Long-Term Compensation Awards Securities Underlying Options/SARs(#)	All Other Compensation(C)

Name and Principal Position	Year	Salary	Bonus(B)

Roger Bosma	2002	$390,000	$0	40,000	$25,686
President and	2001	330,000	75,000	42,000	49,666
Chief Executive Officer	2000	280,000	70,000	67,252	16,037

Steven Schachtel (D)	2002	150,000	84,320	5,000	16,462
President, Lakeland Bank	2001	150,000	0	5,250	8,331
Equipment Leasing Division	2000	111,542	0	0	5,600

Joseph F. Hurley	2002	175,000	0	10,000	11,810
Executive Vice President and	2001	162,000	32,400	10,500	15,427
Chief Financial Officer	2000	150,000	30,000	16,813	3,628

Robert A. Vandenbergh	2002	175,000	0	10,000	17,972
Executive Vice President	2001	155,000	31,000	10,500	21,220
and Chief Lending Officer	2000	135,270	27,054	16,813	11,410

Louis E. Luddecke	2002	146,000	0	10,000	11,332
Executive Vice President	2001	135,000	27,000	10,500	18,035
and Chief Operations Officer	2000	125,000	25,000	16,813	15,337

Jeffrey J. Buonforte	2002	146,000	0	10,000	13,229
Executive Vice President	2001	135,000	27,000	10,500	17,084
and Chief Retail Officer	2000	125,000	25,000	16,813	4,150

(A)	During the three years ended December 31, 2002, no Named Officer received perquisites (i.e., personal benefits) in excess of 10% of such person’s reported salary and bonus.
(B)

For 2002, represents bonuses earned in 2002 and paid in 2003.  For 2001, represents bonuses earned in 2001 and paid in 2002.  For 2000, represents bonuses earned in 2000 and paid in 2001.  Mr. Schachtel’s bonus was based on the amount of business Lakeland Bank’s Equipment Leasing Division generated, in accordance with the terms of his employment agreement.

(C)

All other compensation for each of the Named Officers for 2002 consisted of the following:  Mr. Bosma, an annual contribution of $3,168 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $7,863, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Bosma of $19,586 and a net decrease to Mr. Bosma’s profit sharing plan account of $4,931, reflecting his allocated portion of plan earnings and forfeitures; Mr. Schachtel, an annual contribution of $489 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, an annual expense allowance of $10,800, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Schachtel of $6,422 and a net decrease in Mr. Schachtel’s profit sharing plan account of $1,249, reflecting his allocated portion of plan earnings and forfeitures; Mr. Hurley, an annual contribution of $828 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $4,220, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Hurley of $8,362 and a net decrease to Mr. Hurley’s profit sharing plan account of $1,600, reflecting his allocated portion of plan earnings and forfeitures; Mr. Vandenbergh, an annual contribution of $1,265 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000 and premiums paid by Lakeland Bank for a split dollar life insurance policy, the fair market value of the personal use of a company car of $9,786, an annual contribution of Lakeland Bank’s profit sharing plan on behalf of Mr. Vandenbergh of $8,497 and a net decrease to Mr. Vandenbergh’s profit sharing plan account of $1,576, reflecting his allocated portion of plan earnings and forfeitures; Mr. Luddecke, an annual contribution of $1,248 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $7,130, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Luddecke of $7,151 and a net decrease in Mr. Luddecke’s profit sharing plan account of $4,197, reflecting his allocated portion of plan earnings and forfeitures; and Mr. Buonforte, an annual contribution of $667 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $6,994, an annual contribution to Lakeland Bank’s profit sharing plan on behalf of Mr. Buonforte of $6,904 and a net decrease in Mr. Buonforte’s profit sharing plan account of $1,336, reflecting his allocated portion of plan earnings and forfeitures.

(D)	Mr. Schachtel joined Lakeland as President, Lakeland Bank Equipment Leasing Division in April 2000.

Employment Agreements and Other Arrangements with Executive Officers

          In connection with the acquisition of NIA National Leasing, Inc. in 2000, Lakeland Bank entered into an employment agreement with Steven Schachtel, pursuant to which he serves as the President of Lakeland Bank’s Equipment Leasing Division.  The employment agreement, which terminates on April 4, 2003, provides that Mr. Schachtel will receive an annual salary of $150,000, and shall be entitled to an annual bonus equal to eight percent of the Division’s contribution (net of expenses and overhead of the Division) to the pre-tax income of Lakeland Bank for each calendar year, provided that the aggregate of any such bonus and Mr. Schachtel’s salary shall not exceed $400,000 per year.  The employment agreement also provides that Mr. Schachtel will receive an automobile allowance of $600 per month.

          Lakeland and Lakeland Bank have entered into an employment agreement (the “Employment Agreement”) with Mr. Bosma as of January 1, 2000 whereby he serves as the President and Chief Executive Officer of Lakeland.  The initial term of the Employment Agreement is three years, and is automatically renewable for one year on each anniversary date thereof unless a majority of the directors of Lakeland vote not to extend the term.  The Employment Agreement provides that Mr. Bosma will receive an annual base salary of at least $250,000.  Mr. Bosma is also entitled to use of a Lakeland Bank-supplied automobile, Lakeland Bank paid membership in a country club approved by the Board and supplemental life insurance equal to two times base salary.  If Mr. Bosma’s employment is terminated by Lakeland other than for cause (as defined in the Employment Agreement), and a change in control (as defined in the Employment Agreement) has not occurred, he will receive his then current base salary, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years preceding his termination, and applicable perquisites and benefits for the balance of the term.  The Employment Agreement contains confidentiality and non-compete covenants from Mr. Bosma in favor of Lakeland.

          In the event of a change in control, the term of the Employment Agreement becomes fixed for a period of three years from the date of such event.  During such period, Mr. Bosma is to be employed as President and Chief Executive Officer of Lakeland and is entitled to a base salary that is no less than the salary in effect as of the change in control, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years prior to the change in control, and continuation of other benefits and perquisites in effect as of the change in control.  If following a change in control, Mr. Bosma’s employment is terminated without cause, or he resigns within 90 days for good reason (as defined in the Employment Agreement) or after such 90 day period for any reason, he will be entitled to continued life and health insurance benefits for three years and a lump sum cash payment equal to three times the sum of his pre-change in control salary and the average annual bonus paid him during the three most recent fiscal years prior to the change in control.  To the extent that the amount payable to Mr. Bosma on account of a change in control is subject to an excise tax under Section 4999 of the Code, Mr. Bosma will also receive an additional payment equal to 10% of such amount; provided, however, that if the net amount retained by Mr. Bosma after payment of such excise tax is less than the maximum amount which could be paid him without triggering the excise tax, then the amount and benefits otherwise payable or to be provided to Mr. Bosma will be reduced to such maximum amount.  For purposes of the Employment Agreement, the term “change in control” has the same meaning as under the Stock Option Plan.

          During 1996, NBSC entered into a salary continuation agreement with Mr. Vandenbergh.  This agreement entitled him to certain payments upon his retirement.  As part of the Lakeland/High Point merger, Lakeland placed in trust an amount equal to the present value of the amount that would be owed to Mr. Vandenbergh upon his retirement.  This amount is $381,000.  Lakeland has no further obligation to pay additional amounts pursuant to this agreement.

          In connection with Lakeland’s acquisition of Metropolitan State Bank in 1998, Lakeland agreed to (1) provide to Mr. Lubertazzi an additional annuity comparable to the annuity provided to him by Metropolitan at a cost to Lakeland of $278,000 and (2) provide to Mr. Lubertazzi certain retiree medical benefits at a cost to Lakeland of $45,000.  Mr. Lubertazzi retired on January 31, 2000.  He will receive an annual distribution of $35,000 for 15 years pursuant to this annuity, beginning with the year 2000.  Lakeland is not required to incur any additional costs to fund this obligation.

          Mr. Lubertazzi previously entered into a separate agreement with Metropolitan State Bank which was assumed by Lakeland.  Pursuant to that agreement, Lakeland is required to pay Mr. Lubertazzi or his beneficiary an aggregate of $525,000 payable in 15 annual installments beginning on his retirement date (January 31, 2000) or date of death.  In order to fund this obligation, Metropolitan obtained a variable life insurance policy, which had a cash surrender value of approximately $120,317 as of December 31, 2002.  Although no assurance can be given, Lakeland does not expect to expend additional significant amounts to fund this obligation.

          Lakeland and Lakeland Bank have also entered into agreements, dated March, 2001 and as amended by agreements dated March 10, 2003, with each of Messrs. Hurley, Vandenbergh, Luddecke and Buonforte (each, an “Executive”) providing for certain terms and conditions of their employment in the event of a change in control (each a “Change in Control Agreement”).  Under such Change in Control Agreements, the term of each Executive’s employment becomes fixed for a period (the “contract period”)

ending on the earlier of the Executive’s death, attainment of age 65, or the second anniversary of the date of such event.  During the contract period, each Executive is to be employed in the same position as held by him immediately prior to such event, and is entitled to base salary equal to the annual salary in effect immediately prior to the change in control and bonus equal to the highest annual bonus paid during the three most recent fiscal years prior to the change in control.  In addition, during the contract period, each Executive is entitled to certain other benefits and perquisites as in effect as of the change in control.  If during the contract period, an Executive’s employment is terminated without “cause”, or he resigns for “good reason” (each as defined in the Change in Control Agreement), he will be entitled to continued life and health insurance benefits for the balance of the contract period and a lump sum cash payment equal to two times the sum of his highest salary and bonus paid him during any of the three most recent calendar years prior to the change in control. For purposes of each Change in Control Agreement, the term “change in control” has the same meaning as under the Stock Option Plan.

Stock Options

          The following table contains information regarding the grant of stock options to the Named Officers during the year ended December 31, 2002.  In addition, in accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), the following table sets forth the hypothetical gains or “options spreads” that would exist for the respective options assuming rates of annual compound price appreciation in Lakeland’s Common Stock of 5% and 10% from the date the options were granted to their final expiration date.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

Name	Number of Common Shares Underlying Options Granted(A)	Percent of Total Options Granted to Employees in Fiscal 2002	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term

					5%	10%

Roger Bosma	40,000	32.9%	$18.70	12/10/2012	$470,413	$1,192,119
Steven Schachtel	5,000	4.1	18.70	12/10/2012	58,802	149,015
Joseph F. Hurley	10,000	8.2	18.70	12/10/2012	117,603	298,030
Robert A. Vandenbergh	10,000	8.2	18.70	12/10/2012	117,603	298,030
Louis E. Luddecke	10,000	8.2	18.70	12/10/2012	117,603	298,030
Jeffrey Buonforte	10,000	8.2	18.70	12/10/2012	117,603	298,030

(A)

The stock options granted to the Named Officers were granted under Lakeland’s 2000 Equity Compensation Program (the “Stock Option Plan”).  Options granted to employees generally are granted at exercise prices equal to the fair market value of the Common Stock on the grant date and typically vest in 25% annual installments beginning on the first anniversary of the grant date.  The Stock Option Plan provides that all outstanding stock options will become immediately exercisable upon the occurrence of a “change in control event” (as defined in the Stock Option Plan).

          The following table provides data regarding stock options exercised by the Named Officers during the year ended December 31, 2002 and the number of shares of Lakeland Common Stock covered by both exercisable and non-exercisable stock options held by the Named Officers at December 31, 2002.  Also reported are the values for “in-the-money” options, which represent the positive spread between the exercise prices of existing options and $17.87 the closing sale price of Lakeland’s Common Stock on December 31, 2002.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

			Number of Shares Underlying Unexercised Options at Year End (#)		Value of Unexercised In-the-Money Options at Year End($)

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Roger Bosma	11,500	$81,255	38,414	99,338	$272,764	$304,470
Steven Schachtel	0	0	4,069	11,695	26,082	30,993
Joseph F. Hurley	5,650	64,999	6,828	24,834	42,669	76,113
Robert A. Vandenbergh	4,500	59,991	31,571	24,835	342,979	76,122
Louis E. Luddecke	5,650	39,176	6,828	24,834	42,669	76,113
Jeffrey Buonforte	0	0	12,478	24,835	94,562	76,122

Equity Compensation Plan Information

          The following table gives information about Lakeland’s Common Stock that may be issued upon the exercise of options under Lakeland’s Stock Option Plan, as of December 31, 2002.  This plan was Lakeland’s only equity compensation plan in existence as of December 31, 2002.

Plan Category	(a) Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))

Equity Compensation Plans Approved by Shareholders	747,429	$11.62	312,904
Equity Compensation Plans Not Approved by Shareholders	—	—	—

TOTAL	747,429	$11.62	312,904

Board Committees and Directors’ Compensation

          During 2002, Lakeland’s Board of Directors held 13 meetings.  Lakeland’s Board of Directors also maintains several Board committees.  The Audit Committee, consisting of George H. Guptill, Jr. (Chairperson), Mary Ann Deacon, Joseph P. O’Dowd and Stephen R. Tilton, Sr., is responsible for reviewing the reports submitted by Lakeland’s independent accountants and internal auditor and for reporting to the Board on significant audit and accounting principles, policies, and practices related to Lakeland.  The Audit Committee met four times in 2002.

          The Governance Committee, which performs the functions of a nominating committee, consists of Robert Nicholson, Charles Tice, Bruce Bohuny and Roger Bosma, is responsible for interviewing potential candidates for election to the Board and for nominating individuals each year for election to the Board.  The Nominating Committee met once in 2002.

          The Compensation Committee, consisting of Paul P. Lubertazzi (Chairperson), Mark J. Fredericks and George H. Guptill, Jr., makes compensation decisions for Lakeland’s staff.  The Compensation Committee met three times in 2002.  The Compensation Committee does not administer the Stock Option Plan, which is administered by the full Board.

          During 2002, each director received a fee of $800 for each meeting of Lakeland’s Board that he or she attended.  In addition, each director of Lakeland receives a $7,500 retainer and $250 per committee meeting attended (other than Roger Bosma, who did not receive a retainer or committee meeting fees, and John W. Fredericks, who did not receive committee meeting fees).  Mr. Fredericks will begin receiving committee meeting fees in 2003.  Each member of Lakeland’s Board was present for 75% or more of the aggregate of the total meetings of the Board and committees on which he or she served.

          During 2002, the Board of Directors of Lakeland Bank met twice a month.  During 2002, each director of Lakeland Bank received $650 per board meeting attended and $350 for each committee meeting attended (other than Roger Bosma and John W. Fredericks, each of whom did not receive committee meeting fees).  Mr. Fredericks will begin receiving committee meeting fees in 2003.  Each director of Lakeland Investment Corp., a subsidiary of Lakeland Bank, received $575 as an annual fee.

          The Board of Directors maintains a plan which provides that any director having completed 10 years of service may retire and continue to be paid for a period of 10 years at a rate of $5,000, $7,500, $10,000, $12,500 or $13,500 per annum, depending upon years of credited service.  This plan is unfunded.

          Lakeland’s Stock Option Plan provides for automatic option grants to directors who are not otherwise employed by Lakeland or its subsidiaries.  Upon commencement of service, a non-employee director will receive a stock option to purchase 25,000 shares of Common Stock at an exercise price equal to the fair market value of the underlying Common Stock on the grant date.    Options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant.

          Each of Bruce G. Bohuny, John W. Fredericks and Robert B. Nicholson received $62,250 as director’s compensation for additional consulting services they provided in 2002.

Compensation Committee Interlocks and Insider Participation

          Lakeland’s Compensation Committee, which is currently comprised of Mark J. Fredericks, George H. Guptill, Jr. and Paul P. Lubertazzi, makes compensation decisions for executives.  Mr. Lubertazzi retired as President and CEO of Metropolitan State Bank (which merged into Lakeland Bank on January 28, 2000) on January 31, 2000.

          Mr. Bohuny, a director of Lakeland, has a 30% interest in the entity which owns the building in Pompton Plains, New Jersey in which Lakeland rents a branch office.  During 2002, the Company paid $87,000 to this entity as rent.

          Stephen R. Tilton, Sr., a director of the Company, owns a building in Little Falls, New Jersey in which Lakeland rents a branch office.  During 2002, the Company paid $116,000 to Mr. Tilton in rent.

          Lakeland’s subsidiary banks have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or other unfavorable features.

Audit Committee Matters

          Audit Committee Charter.  The Audit Committee performed its duties during 2002 under a written charter approved by the Board of Directors. The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act, the proposed rules of the SEC and the proposed new listing standards of the Nasdaq Stock Market regarding audit committee policies.  Although some of these rules and standards have not been finalized, the Board of Directors has adopted an amended charter to voluntarily implement certain of the proposed rules and standards.  A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A.  The Board of Directors and the Audit Committee intend to further amend this charter, if necessary, as rules and standards are finalized by the SEC and the Nasdaq Stock Market to reflect changes in the proposals or additional requirements.

          Independence of Audit Committee Members.  Lakeland’s Common Stock is listed on the Nasdaq National Market and Lakeland is governed by the listing standards applicable thereto.  All members of the Audit Committee of the Board of Directors, have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers’ Marketplace rules.

          Audit Committee Report.  In connection with the preparation and filing of Lakeland’s Annual Report on Form 10-K for the year ended December 31, 2002:

          (1)          the Audit Committee reviewed and discussed the audited financial statements with Lakeland’s management;

          (2)          the Audit Committee discussed with Lakeland’s independent accountants the matters required to be discussed by SAS 61, as amended by SAS 90;

          (3)          the Audit Committee received and reviewed the written disclosures and the letter from Lakeland’s independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Lakeland’s independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants’ independence; and

          (4)          based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2002 Annual Report on Form 10-K.

By:	The Audit Committee of the Board of Directors:

George H. Guptill, Jr., Chairperson
Mary Ann Deacon
Joseph P. O’Dowd
Stephen R. Tilton, Sr.

Audit Fees and Related Matters

          Audit Fees.  The Company was billed $106,834 for the audit of the Company’s annual financial statements for the year ended December 31, 2002 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during 2002.

          Financial Information Systems Design Implementation Fees.  The Company was billed $0 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC’s Regulation S-X (in general, information technology services) rendered by the Company’s principal accountant during the year ended December 31, 2002.

          All Other Fees.  The Company was billed $71,323 for non-audit services (other than the non-audit services described above) rendered by the Company’s principal accountant during the year ended December 31, 2002.

          Other Matters.  The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Company’s principal accountant.

          Of the time expended by the Company’s principal accountant to audit the Company’s financial statements for the year ended December 31, 2002, less than 50% of such time involved work performed by persons other than the principal accountant’s full-time, permanent employees.

Compensation Committee Report on Executive Compensation

          Compensation decisions for executive officers (other than stock option grants) are made by the Compensation Committee, subject to Board approval.  Lakeland’s current compensation program focuses upon the salaries of executive officers and is designed to provide appropriate reimbursement for services rendered.  Compensation amounts take into account the individual performance for each executive officer.  Salaries are determined annually, and each executive officer’s performance is reviewed on a yearly basis.  Traditionally, the salaries of executive officers have been set at levels which are perceived to be comparable to the salaries of executive officers of other banks which the Board considers to be comparable to Lakeland.  Bonuses are granted based on Lakeland’s performance and the executive’s contribution to Lakeland’s results.  None of the Named Officers (other than Mr. Schachtel) received bonuses for 2002 because management’s earnings goals for the year were not achieved.  Mr. Schachtel’s bonus was based on the amount of business Lakeland Bank’s Equipment Leasing Division generated, in accordance with the terms of his employment agreement.

          Executive officers are also provided with standard benefits, including various health and life insurance benefits.  Lakeland also makes contributions to the Lakeland Bank Profit Sharing Plan on behalf of executive officers, as well as all other employees.  The Board of Directors authorized a total contribution to the Lakeland Bank Profit Sharing Plan of $355,000 in 2002.

          Lakeland maintains the 2000 Equity Compensation Program (the “Stock Option Plan”), which is currently administered by the full Board of Directors.  Incentive stock options granted to executive officers of Lakeland are granted at an exercise price equal to fair market value on the date of grant.  Accordingly, these options will gain appreciable value only if the market price of Lakeland’s Common Stock increases.  The Board believes that the issuance of stock options at fair market value provides incentives to employees to maximize Lakeland’s performance and encourage continued affiliation with Lakeland.  The Stock Option Plan also provides for automatic option grants to new non-employee directors.  The Board believes that this feature of the Stock Option Plan will encourage qualified non-employee directors to serve on Lakeland’s Board.

          Lakeland’s Board believes that an appropriate compensation program can help foster Lakeland’s growth.  The Board seeks to reflect an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs.  The Board intends to continue monitoring Lakeland’s compensation program so that this balance is appropriately maintained.

Submitted by the members of the Compensation Committee of the Board of Directors:

Paul P. Lubertazzi, Chairperson
Mark J. Fredericks
George H. Guptill, Jr.

Performance Graph

          The following chart compares Lakeland’s cumulative total shareholder return (on a dividend reinvested basis) over the past five years with the Nasdaq Market Index and the Peer Group Index. The Peer Group Index is comprised of the Media General Regional Northeast Bank Group, which consists of 178 financial institutions.

	1997	1998	1999	2000	2001	2002

LAKELAND BANCORP, INC.	100.00	112.82	79.66	75.25	139.32	163.72
PEER GROUP INDEX	100.00	104.39	96.05	133.69	132.95	124.85
NASDAQ MARKET INDEX	100.00	141.04	248.76	156.35	124.64	86.94

INDEPENDENT  ACCOUNTANTS

          Relationship with Independent Accountants.  Grant Thornton LLP became the independent accountants of Lakeland beginning with the financial statements for the quarter ending March 31, 1999 and has been selected by the Board of Directors to review Lakeland’s financial statements during 2003.  It is anticipated that a representative of Grant Thornton will be present at the Annual Meeting and will be available to answer questions.

OTHER  MATTERS

          Management is not aware of any other business to be brought up at the meeting for action by stockholders at such meeting other than the matters described in the notice.  However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.

SHAREHOLDER  PROPOSALS

          If a Lakeland stockholder intends to present a proposal at Lakeland’s 2004 annual meeting of stockholders, the proposal must be received by Lakeland at its principal executive offices not later than November 24, 2003 in order for that proposal to be included in the proxy statement and form of proxy relating to that meeting, and by February 7, 2004 in order for the proposal to be considered at Lakeland’s 2004 annual meeting of stockholders (but not included in the proxy statement or form of proxy for such meeting).  Any stockholder proposal which is received after those dates or which otherwise fails to meet the requirements for stockholder proposals established by regulations of the SEC will neither be included in the proxy statement or form of proxy, nor be considered at the meeting.

By Order of the Board of Directors:

Bruce G. Bohuny
Secretary

          A copy of Lakeland Bancorp, Inc.’s annual report for the year ended December 31, 2002, including financial statements, accompanies this Proxy Statement.  The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

          A copy of Lakeland Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Bruce G. Bohuny, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

Appendix A

AUDIT COMMITTEE CHARTER

          The Audit Committee is appointed by the Board of Directors of Lakeland Bancorp, Inc. (“Lakeland” or the “Company”) to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

•

Assume direct responsibility for the appointment, compensation and oversight of the work of the Company’s independent auditors, including resolution of any disagreements that may arise between the Company’s management and the Company’s independent auditors regarding financial reporting.

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors.

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

•

Encourage adherence to, and continued improvement of, the Company’s accounting policies, procedures, and practices at all levels; review of potential significant financial risk to the Company; and monitor compliance with legal and regulatory requirements.

•	Monitor the performance of the Company’s internal audit function.

          The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.  The Audit Committee has the authority to retain, at the Company’s expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

          Pursuant to this Charter:

          1.     THE COMMITTEE

Audit Committee members shall meet the applicable independence requirements of the National Association of Securities Dealers (the “NASD”), the Securities and Exchange Commission (the “SEC”) and the Sarbanes-Oxley Act of 2002 (the “Act”).   The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by applicable rules of the NASD and the SEC) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or Board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries.  All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements.

Audit Committee members shall be appointed by the Board.  The Audit Committee shall appoint a Chair and a Vice Chair by majority vote from among its members.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.  The Audit Committee shall meet at least annually with management and the independent auditors, to discuss any matters that the Audit Committee or each of these groups believe should be discussed.  In addition, the Audit Committee shall meet quarterly with the independent auditors and management to discuss the annual audited financial statements or quarterly financial statements, as applicable.

          2.     SCOPE

          The Committee serves at the pleasure of the Board of Directors.

          3.     FUNCTIONS OF THE COMMITTEE

          The Committee will satisfy its responsibilities by completing the following functions:

Review Procedures

          (a)     Review and reassess the adequacy of this Charter at least annually.  Submit this Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

          (b)     Require the independent auditors to advise the Audit Committee in advance in the event that the independent auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company’s financial statements (“non-audit services”).

          (c)     Review and pre-approve all audit and non-audit services provided by the Company’s auditors and obtain confirmations from time to time from the Company’s outside auditing firm that such firm is not providing to the Company (i) any of the non-auditing services listed in Section 10A(g) of the Securities Exchange Act of 1934, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee.

          (d)     Approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.  Record in its minutes and report to the Board all approvals of audit services and non-audit services granted by the Audit Committee.

          (e)     Review the Company’s annual audited financial statements prior to filing or distribution.  Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

          (f)     In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.  Review significant findings prepared by the independent auditors together with management’s responses.

          (g)     Review Lakeland’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution.  Discuss any significant changes to the Company’s accounting principles and any items to be communicated by the independent auditors in accordance with SAS 61.

          (h)     Review the independence and performance of the independent auditors and annually appoint the independent auditors or approve any discharge of auditors when circumstances warrant, it being understood that the independent auditors are ultimately accountable to the Audit Committee.  The Audit Committee shall require the independent auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the independent auditors and the Company that may affect the objectivity and independence of the independent auditors.  Such statement shall confirm that the independent auditors are not aware of any conflict of interest prohibited by Section 10A(i) of the Securities Exchange Act of 1934.  The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

          (i)     Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

          (j)     On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

          (k)     Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.  Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          (l)     Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting and ensure the auditing firm reports to the Audit Committee under the requirements set forth in Section 204 of the Act.

          (m)     Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

          (n)     Commencing on such date as Section 102(a) of the Act becomes effective, obtain confirmation from the independent auditors at the commencement of each audit that such firm is a “registered public accounting firm” as such term is defined under the Act.

          (o)     Require the independent auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the independent auditors and other material written communications between the independent auditors and the Company’s management, including management’s letters and schedules of unadjusted differences.

          (p)     Set clear policies, compliant with governing laws and regulations, for the hiring of employees or former employees of the independent auditor.

          (q)     Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

          (r)     Review and approve all related party transactions.

          (s)     Within the time periods required by the Act and the regulations promulgated thereunder, establish, review and update periodically a Code of Ethics (the “Code”) that complies with all applicable laws and regulations and that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

          (t)     Review the Company’s major financial and accounting risk exposures and the steps that management has undertaken to control them.

          (u)     Review, with the Company’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

          (v)     Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Other Audit Committee Responsibilities

          (a)     Annually, prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company’s annual proxy statement.

          (b)     Annually, perform a self-assessment relative to the Audit Committee’s purpose, duties and responsibilities outlined herein.

          (c)     Perform any other activities consistent with this Charter, the Company’s by-laws, the Company’s certificate of incorporation and governing law, as the Committee or the Board deems necessary or appropriate.

          (d)     Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.

ANNUAL MEETING OF SHAREHOLDERS OF

LAKELAND BANCORP, INC.

April 29, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: (The Board recommends a vote “For”)

☐	FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

NOMINEES:

☐	Arthur L. Zande
☐	Bruce G. Bohuny
☐	Mary Ann Deacon
☐	Joseph P. O’Dowd

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2.

Transaction of such other business as may properly come before the meeting, and any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any such other matters.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

Signature of Shareholder

Date:

Signature of Shareholder

Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY
OF
LAKELAND BANCORP, INC.

          The undersigned hereby appoints Roger Bosma, John W. Fredericks and Robert B. Nicholson, and each of them, with full power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of Lakeland Bancorp, Inc. to be held on April 29, 2003, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote on the following issues as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD’S NOMINEES FOR DIRECTOR.

(Continued and to be signed on the reverse side)